SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC  20549




                             FORM 8-K


                          Current Report

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): May 17, 1996
                                                  ------------



                 TRINET CORPORATE REALTY TRUST, INC.
      ------------------------------------------------------
      (Exact name of registrant as specified in its Charter)



        Maryland                1-11918           94-3175659
- -----------------------------------------------------------------
(State or other jurisdiction  (Commission      (I.R.S. Employer
     of incorporation)        File Number)    Identification No.)



Four Embarcadero Center, Suite 3150
     San Francisco, CA                              94111
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    (Address of principal executive offices)      (Zip Code)



Registrant's telephone number, including area code: (415) 391-4300
                                                    --------------

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit
Number      Exhibit
- -------     -------

1 Underwriting Agreement dated May 17, 1996 relating to the 7.30% Notes due 2001 and the 7.95% Notes due 2006 which, since this Form 8-K filing is incorporated by reference in the Registration Statement on Form S-3, File No. 33-80709, is set forth in full in such registration statement.

4 Form of Supplemental Indenture relating to the 7.30% Notes due 2001 and the 7.95% Notes due 2006, which, since this Form 8-K filing is incorporated by reference in the Registration Statement on Form S-3, File No. 33-80709, is set forth in full in such registration statement.


SIGNATURES

            Pursuant to the requirements of the Securities Exchange
Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          TRINET CORPORATE REALTY TRUST, INC.



Date:  May 21, 1996                    By: /s/ A. William Stein
                                         -----------------------------------
                                         A. William Stein
                                         Executive Vice President and Chief
                                         Financial Officer
                                         (Authorized Officer of the Registrant
                                         and Principal Financial Officer)